DREYFUS MONEY MARKET INSTRUMENTS, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on Dreyfus Money Market Instruments, Inc. - Money Market Series and Government Securities Series. For its annual reporting period ended December 31, 1995, the Money Market Series provided a yield of 5.33% and the Government Securities Series provided a yield of 5.06%. The effective yields after compounding for the two series were 5.46% and 5.18%, respectively.*
THE ECONOMY
    Additional evidence that economic activity remained sluggish and that inflation continued to be under control moved the Federal Reserve Board to further reduce the Federal Funds rate in December. (The Federal Funds rate is the rate at which the nation's banks borrow money from each other and is a benchmark for all other short-term rates.) This was the second reduction for this important short-term rate in 1995, the first occurring in July. The latest 25-basis-point reduction in December put the rate at 5.50%. Major incentives for this additional decrease were the favorable inflation report in November and the generally slow rate of economic growth. As it did in July, the Federal Reserve left unchanged the discount rate - the rate at which the Federal Reserve lends to member banks. The discount rate remained at 5.25% throughout 1995.
    Signs of economic slowdown increased during the latter half of the year. Weakening retail sales and very modest industrial production lent credence to fears about the possibility of recession. Consumer spending was inhibited last year by the sluggish growth in wages and salaries and the continued trend of corporate downsizing. The lethargic pace of consumer spending last year culminated in one of the worst holiday sales periods since the business slump in 1990-1991, despite steep price markdowns by retailers.
    By November, the capacity utilization rate of the nation's factories declined for the third consecutive month. This was a reflection of weakening demand and further evidence of the diminishing pressure to raise prices. Furthermore, inventories built up by year-end, another sign of slackening demand.
    The political stalemate in Washington over the balanced budget adds additional uncertainty to the economy; ultimately an accord will be reached and fiscal policy will likely be a restraining force on the economy. As we go forward without a budget agreement, we believe reductions in annually appropriated spending will tend to inhibit the economy. With an agreement, the combination of cuts in appropriations and other spending reductions could have the same effect.
    There are strong indications that inflation is under control. Until mid-year 1995, fear of inflation was the overriding concern of the Federal Reserve. Now the focus seems to have shifted to actions designed to avoid recession. In an election year, few things are less desirable for political incumbents than recession.
MONEY MARKET ENVIRONMENT/PORTFOLIO ACTIVITY
    In the past 12 months, strong fundamental and positive technical factors influenced interest rate performance. Statistical data consistently revealed weak to modest economic growth with a favorable inflation outlook, prompting interest rates to gradually trend lower.
    For example, the 3-month Certificates of Deposit had an average yield of 6.29% for the month of December 1994, compared to 5.62% for the month of December 1995, and the 3-month Treasury Bill averaged 5.69% for the month of December1994 compared to 5.08% for the month of December 1995.

    In response the average maturity of your Fund was extended during the past fiscal year in an attempt to fully maximize yield potential in a declining interest rate environment.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                                 Very truly yours,

                              [Patricia A. Larkin signature logo]

                                  Patricia A. Larkin
                                  Portfolio Manager
January 15, 1996
New York, N.Y.

* Effective yield is based upon dividends declared daily and reinvested monthly.


DREYFUS MONEY MARKET INSTRUMENTS, INC., MONEY MARKET SERIES
STATEMENT OF INVESTMENTS                                                                                  DECEMBER 31, 1995
                                                                                                    PRINCIPAL
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT-21.5%                                                         AMOUNT           VALUE
                                                                                                      _______         _______
Bank of Tokyo Ltd. (Yankee)
    6.06%, 4/8/96...........................................................                    $    7,000,000  $   7,000,000
Bayerische Vereinsbank AG (London)
    5.88%, 12/6/96..........................................................                         7,000,000      7,000,000
Canadian Imperial Bank of Commerce (London)
    5.82%, 12/20/96.........................................................                         7,000,000      7,000,000
Mitsubishi Bank Ltd. (Yankee)
    6.55%, 1/31/96..........................................................                         3,000,000      3,000,000
Sumitomo Bank Ltd. (Yankee)
    6.12%, 4/1/96...........................................................                         7,000,000      7,000,000
                                                                                                                      _______
TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
    (cost $31,000,000)......................................................                                     $ 31,000,000
                                                                                                                      =======
BANKERS ACCEPTANCES-3.4%
Dai-Ichi Kangyo Bank Ltd. (Yankee)
    5.81%, 3/6/96
    (cost $4,948,271).......................................................                    $    5,000,000  $   4,948,271
                                                                                                                      =======
COMMERCIAL PAPER-26.7%
Den Danske Corp. Inc.
    5.52%, 6/12/96..........................................................                    $   7,000,000  $    6,829,801
Ford Motor Credit Co.
    6.34%, 1/26/96..........................................................                         3,000,000      2,987,396
General Electric Capital Services Inc.
    5.64%, 4/25/96..........................................................                         7,000,000      6,876,790
General Motors Acceptance Corp.
    5.81%, 2/9/96...........................................................                         7,000,000      6,956,775
Spintab AB
    5.90%, 4/11/96..........................................................                         7,000,000      6,887,469
SwedBank Inc.
    5.88%, 2/20/96..........................................................                         5,000,000      4,960,347
UBS Finance (Delaware) Inc.
    5.90%, 1/2/96...........................................................                         3,000,000      2,999,509
                                                                                                                      _______
TOTAL COMMERCIAL PAPER
    (cost $38,498,087)......................................................                                     $ 38,498,087
                                                                                                                      =======
CORPORATE NOTES-23.6%
Avco Financial Services Inc.
    5.78%, 4/1/96 (a).......................................................                    $    5,000,000    $ 5,000,000

DREYFUS MONEY MARKET INSTRUMENTS, INC., MONEY MARKET SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      DECEMBER 31, 1995
                                                                                                    PRINCIPAL
CORPORATE NOTES (CONTINUED)                                                                           AMOUNT           VALUE
                                                                                                      _______         _______

Bear Stearns Companies Inc.
    5.23%, 1/26/96 (a)......................................................                    $    8,000,000   $  8,000,000
General Electric Capital Corp.
    5.85%, 2/9/96 (a).......................................................                         7,000,000      7,000,000
Lehman Brothers Holdings Inc.
    5.95%, 5/16/96 (a)......................................................                         7,000,000      7,000,000
Merrill Lynch & Co. Inc.
    5.81%, 7/2/96 (a).......................................................                         7,000,000      6,999,325
                                                                                                                      _______
TOTAL CORPORATE NOTES
    (cost $33,999,325)......................................................                                     $ 33,999,325
                                                                                                                      =======
SHORT-TERM BANK NOTES-3.5%
PNC Bank NA
    5.50%, 9/18/96
    (cost $5,002,663).......................................................                    $    5,000,000  $    5,002,663
                                                                                                                      =======
U.S. GOVERNMENT AGENCIES-20.8%
Federal Farm Credit Banks
    Floating Rate Notes
    5.58%-5.67%, 11/7/96-10/23/98 (a).......................................                     $  10,000,000     $ 9,988,234
Federal National Mortgage Association
    Floating Rate Notes
    5.96%, 6/20/97(a).......................................................                        20,000,000      19,997,262
                                                                                                                       _______
TOTAL U.S. GOVERNMENT AGENCIES
    (cost $29,985,496)......................................................                                      $ 29,985,496
                                                                                                                      =======
TIME DEPOSITS-.2%
Republic National Bank of New York (London)
    3%, 1/2/96
    (cost $302,000).........................................................                     $     302,000     $  302,000
                                                                                                                      =======
TOTAL INVESTMENTS
    (cost $143,735,842)...........................................                  99.7%                        $143,735,842
                                                                                     ====                             =======
CASH AND RECEIVABLES (NET)........................................                    .3%                        $    436,533
                                                                                     ====                             =======
NET ASSETS  ............................................                           100.0%                        $144,172,375
                                                                                     ====                             =======

NOTE TO STATEMENT OF INVESTMENTS;
(a) Variable interest rates are subject to change periodically. See notes to financial statements.



DREYFUS MONEY MARKET INSTRUMENTS, INC., GOVERNMENT SECURITIES SERIES
STATEMENT OF INVESTMENTS                                                               DECEMBER 31, 1995
                                                                        ANNUALIZED
                                                                         YIELD ON
                                                                         DATE OF                   PRINCIPAL
U.S. TREASURY BILLS-37.1%                                                PURCHASE                     AMOUNT           VALUE
                                                                           ______                      _______        _______
    2/8/96.....................................................             5.48%                 $  15,000,000  $ 14,915,925
    5/30/96....................................................             5.54                     40,000,000    39,108,333
    6/27/96....................................................             5.18                     10,000,000     9,750,306
    7/25/96....................................................             5.72                     35,000,000    33,913,922
    8/22/96....................................................             5.87                     35,000,000    33,738,188
    10/17/96...................................................             5.58                     20,000,000    19,147,722
    11/14/96...................................................             5.46                     10,000,000     9,542,875
                                                                                                                      _______
TOTAL U.S. TREASURY BILLS
    (cost $160,117,271)........................................                                                  $160,117,271
                                                                                                                      =======
U.S. TREASURY NOTES-14.0%
    4%, 1/31/96................................................             4.94%                 $  10,000,000   $ 9,990,767
    7.875%, 2/15/96............................................             4.97                     30,000,000    30,096,321
    7.375%, 5/15/96............................................             5.41                     20,000,000    20,136,585
                                                                                                                      _______
TOTAL U.S. TREASURY NOTES
    (cost $60,223,673).........................................                                                  $ 60,223,673
                                                                                                                      =======
REPURCHASE AGREEMENTS-46.4%
Goldman, Sachs & Co.
    dated 12/29/95, due 1/2/96 in the amount of $36,023,320
    (fully collateralized by $34,970,000  U.S. Treasury
    Notes, 7.875%, due 6/30/96, value $36,794,997).............             5.83%                 $  36,000,000   $ 36,000,000
Lanston (Aubrey G.) & Co., Inc.
    dated 12/29/95, due 1/2/96 in the amount of $55,036,056
    (fully collateralized by $54,995,000 U.S. Treasury
    Notes, 5.50% to 7.375%, due from 4/30/96 to
    5/15/96, value $55,735,056)................................             5.90                     55,000,000    55,000,000
Lehman Government Securities, Inc.
    dated 12/29/95, due 1/2/96 in the amount of $8,005,222
    (fully collateralized by $7,960,000 U.S. Treasury
    Notes, 7.75%, due 3/31/96, value $8,165,701)...............             5.87                     8,000,000       8,000,000
Morgan Stanley & Co.
    dated 12/29/95, due 1/2/96 in the amount of $40,026,089
    (fully collateralized by $40,710,000 U.S. Treasury
    Notes, 4.375%, due 11/15/96, value $40,652,262)............             5.87                     40,000,000     40,000,000

DREYFUS MONEY MARKET INSTRUMENTS, INC., GOVERNMENT SECURITIES SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                        DECEMBER 31, 1995
                                                                         ANNUALIZED
                                                                          YIELD ON
                                                                           DATE OF              PRINCIPAL
REPURCHASE AGREEMENTS (CONTINUED)                                         PURCHASE                 AMOUNT           VALUE
                                                                           ______                 _______           _______
SBC Capital Markets
    dated 12/29/95, due 1/2/96 in the amount of $61,173,634
    (fully collateralized by $54,835,000 U.S. Treasury
    Notes, 7.25%, due 11/30/96,
    and $6,545,000 U.S. Treasury Bills, due
    11/14/96, value $62,377,934)...............................             5.83%                 $  61,134,000   $ 61,134,000
                                                                                                                        ______
TOTAL REPURCHASE AGREEMENTS
    (cost $200,134,000)........................................                                                   $200,134,000
                                                                                                                      =======
TOTAL INVESTMENTS
    (cost $420,474,944)..............................                       97.5%                                 $420,474,944
                                                                            ====                                       =======
CASH AND RECEIVABLES (NET)...........................                        2.5%                                 $ 10,968,557
                                                                            ====                                       =======
NET ASSETS...........................................                      100.0%                                 $431,443,501
                                                                            ====                                       =======





See notes to financial statements.


DREYFUS MONEY MARKET INSTRUMENTS, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                    DECEMBER 31, 1995
                                                                                                  MONEY         GOVERNMENT
                                                                                                  MARKET         SECURITIES
                                                                                                  SERIES           SERIES
                                                                                                  _______           _______
ASSETS:
    Investments in securities, at value (including repurchase agreements of
      $200,134,000 for the Government Securities Series)-Note 2(a,b).......                   $143,735,842     $420,474,944
    Cash...................................................................                           --          8,251,425
    Receivable for investment securities sold..............................                           --          9,756,133
    Interest receivable....................................................                      1,047,893        1,347,942
    Prepaid expenses.......................................................                         33,088           67,906
                                                                                                  _______           _______
                                                                                               144,816,823      439,898,350
                                                                                                  _______           _______
LIABILITIES:
    Due to The Dreyfus Corporation and subsidiaries........................                         66,220          243,408
    Due to Custodian.......................................................                        484,467             --
    Payable for investment securities purchased............................                           --          8,000,000
    Accrued expenses and other liabilities.................................                         93,761          211,441
                                                                                                  _______           _______
                                                                                                   644,448         8,454,849
                                                                                                  _______           _______
NET ASSETS.................................................................                   $144,172,375      $431,443,501
                                                                                                  =======           =======
REPRESENTED BY:
    Paid-in capital........................................................                   $144,170,689     $431,437,177
    Accumulated undistributed net realized gain on investments.............                          1,686            6,324
                                                                                                  _______           _______
NET ASSETS, at value.......................................................                   $144,172,375     $431,443,501
                                                                                                  =======           =======
Shares of Common Stock outstanding:
    Money Market Series
      (5 billion shares of $.01 par value Common Stock authorized).........                                     144,154,189
                                                                                                                   ========
    Government Securities Series
      (10 billion shares of $.01 par value Common Stock authorized)........                                     431,437,177
                                                                                                                   ========
NET ASSET VALUE, offering and redemption price per share:
    Money Market Series
      ($144,172,375 / 144,154,189 shares)..................................                         $1.00
                                                                                                      ===
    Government Securities Series
      ($431,443,501 / 431,437,177 shares)..................................                                          $1.00
                                                                                                                       ===


See notes to financial statements.

DREYFUS MONEY MARKET INSTRUMENTS, INC.
STATEMENT OF OPERATIONS                                                                            YEAR ENDED DECEMBER 31, 1995
                                                                                                    MONEY           GOVERNMENT
                                                                                                    MARKET          SECURITIES
                                                                                                    SERIES            SERIES
                                                                                                    ______            _______
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                  $  9,529,223        $27,042,295
                                                                                                     _____             ______
    EXPENSES-Note 2(c):
      Management fee-Note 3(a)..............................................                  $     772,469      $  2,294,425
      Shareholder servicing costs-Note 3(b).................................                        346,423         1,160,744
      Custodian fees........................................................                         50,460           140,549
      Registration fees.....................................................                         29,139            32,683
      Professional fees.....................................................                         25,976            74,825
      Directors' fees and expenses-Note 3(c)................................                         16,775            50,015
      Prospectus and shareholders' reports..................................                         12,969            34,954
      Miscellaneous.........................................................                         42,219             9,935
                                                                                                     ______            ______
          TOTAL EXPENSES....................................................                      1,296,430         3,798,130
                                                                                                     ______            ______
INVESTMENT INCOME-NET.......................................................                      8,232,793        23,244,165
NET REALIZED GAIN ON INVESTMENTS-Note 2(b)..................................                         88,254             6,504
                                                                                                     ______            ______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                   $  8,321,047       $23,250,669
                                                                                                     ======            ======








See notes to financial statements.



DREYFUS MONEY MARKET INSTRUMENTS, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                          MONEY MARKET SERIES           GOVERNMENT SECURITIES SERIES
                                                          ___________________               ___________________

                                                       YEAR ENDED DECEMBER 31,           YEAR ENDED DECEMBER 31,
                                                           ___________________              ___________________

                                                      1994                1995             1994             1995
                                                   ________             ________         ________         ________
OPERATIONS:
    Investment income-net.............         $   6,015,399      $   8,232,793       $ 15,841,682     $  23,244,165
    Net realized gain on investments..                 1,315             88,254             13,961             6,504
                                                   ________             ________         ________           ________
      NET INCREASE IN NET ASSETS
          RESULTING FROM OPERATIONS...             6,016,714          8,321,047         15,855,643        23,250,669
                                                   ________             ________         ________         ________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net.............            (6,015,399)        (8,232,793)       (15,841,682)      (23,244,165)
                                                   ________             ________         ________         ________
CAPITAL STOCK TRANSACTIONS
    ($1.00 per share):
    Net proceeds from shares sold.....           363,712,784        324,551,779      1,082,467,060     1,238,511,882
    Dividends reinvested..............             4,481,890          6,132,624         12,253,115        16,345,565
    Cost of shares redeemed...........          (405,184,351)      (357,148,554)    (1,149,487,078)   (1,289,375,994)
                                                   ________             ________         ________         ________
      (DECREASE) IN NET ASSETS FROM
          CAPITAL STOCK TRANSACTIONS..           (36,989,677)       (26,464,151)       (54,766,903)      (34,518,547)
                                                   ________             ________         ________         ________
          TOTAL (DECREASE) IN
            NET ASSETS................           (36,988,362)       (26,375,897)       (54,752,942)      (34,512,043)
NET ASSETS:
    Beginning of year.................           207,536,634        170,548,272        520,708,486       465,955,544
                                                   ________             ________         ________         ________
    End of year.......................         $ 170,548,272      $ 144,172,375      $ 465,955,544     $ 431,443,501
                                                   =========            =========        =========        =========









See notes to financial statements.



DREYFUS MONEY MARKET INSTRUMENTS, INC., MONEY MARKET SERIES
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                                 YEAR ENDED DECEMBER 31,
                                                                           ______________________________
PER SHARE DATA:                                                  1991         1992        1993         1994         1995
                                                                 ----         ----         ----        ----         ----
    Net asset value, beginning of year...........           $  1.00       $ 1.00      $ 1.00       $ 1.00       $ 1.00
                                                                 ----       ----         ----        ----         ----
    INVESTMENT OPERATIONS:
    Investment income-net........................               .058         .035        .026         .034         .053
                                                                 ----       ----         ----        ----         ----
    DISTRIBUTIONS:
    Dividends from investment income-net.........              (.058)       (.035)      (.026)       (.034)       (.053)
                                                                 ----       ----         ----        ----         ----
    Net asset value, end of year.................            $ 1.00       $ 1.00      $ 1.00       $ 1.00     $   1.00
                                                                 ====       ====         ====        ====         ====
TOTAL INVESTMENT RETURN..........................              5.95%        3.51%       2.64%        3.42%        5.46%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                .72%        .75%        .83%         .88%         .84%
    Ratio of net investment income to average
      net assets.................................              5.83%        3.48%       2.62%        3.35%        5.33%
    Net Assets, end of year (000's Omitted)......            $282,356      $242,326     $207,537     $170,548     $144,172










See notes to financial statements.


DREYFUS MONEY MARKET INSTRUMENTS, INC., GOVERNMENT SECURITIES SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                              YEAR ENDED DECEMBER 31,
                                                                           ______________________________
PER SHARE DATA:                                                1991           1992         1993        1994             1995
                                                               ____           ____         ____        ____             ____
    Net asset value, beginning of year...........          $   1.00       $   1.00     $   1.00    $   1.00         $   1.00
                                                               ____           ____         ____        ____             ____
    INVESTMENT OPERATIONS:
    Investment income-net........................              .055           .034         .025        .033             .051
                                                               ____           ____         ____        ____             ____
    DISTRIBUTIONS:
    Dividends from investment income-net.........              (.055)       (.034)       (.025)       (.033)          (.051)
                                                               ____           ____         ____        ____             ____
    Net asset value, end of year.................           $   1.00     $   1.00      $   1.00    $   1.00         $   1.00
                                                               ====           ====         ====        ====             ====
TOTAL INVESTMENT RETURN..........................              5.65%         3.45%        2.48%       3.31%            5.18%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......               .69%          .72%         .80%        .88%             .83%
    Ratio of net investment income to average net assets       5.51%         3.39%        2.46%       3.24%            5.07%
    Net Assets, end of year (000's Omitted)......           $706,544      $657,561     $520,708    $465,956         $431,444













See notes to financial statements.

DREYFUS MONEY MARKET INSTRUMENTS, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-GENERAL:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company issuing two classes of Common Stock: the Money Market Series and the Government Securities Series. The Fund accounts separately for the assets, liabilities and operations of each series. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is the Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for each series; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00.
NOTE 2-SIGNIFICANT ACCOUNTING POLICIES:
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.
    The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Fund's Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodians and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.
    (C) EXPENSES: Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to both series are allocated between them.
    (D) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund, with respect to both series, to declare dividends from investment income-net on each business day; such dividends are paid monthly. Dividends from net realized capital gain, with respect to both series, are normally declared and paid annually, but each series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. However, to the extent that a net realized capital gain of either series can be reduced by a capital loss carryover, if any, of that series, such gain will not be distributed.

DREYFUS MONEY MARKET INSTRUMENTS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (E) FEDERAL INCOME TAXES: It is the policy of each series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    At December 31, 1995, the cost of investments of each series for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee for each series is computed at the annual rate of .50 of 1% of the average daily value of the net assets of each series and is payable monthly.
    The Agreement provides for an expense reimbursement from the Manager should the aggregate expenses of either series, exclusive of taxes, interest on borrowings, brokerage commissions and extraordinary expenses, exceed 1% of the average daily value of such series' net assets for any full year. No expense reimbursement was required pursuant to the Agreement for the year ended December 31, 1995.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $9,751 and $20,566 for the Money
Market Series and the Government Securities Series, respectively, for the period from December 1, 1995 through December 31, 1995.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the year ended December 31, 1995, the Money Market Series and the Government Securities Series were charged an aggregate of $130,046 and $656,225, respectively, pursuant to the Shareholder Services Plan.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


DREYFUS MONEY MARKET INSTRUMENTS, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS MONEY MARKET INSTRUMENTS, INC.
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Money Market Instruments, Inc. (comprising, respectively, the Money Market Series and the Government Securities Series), as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting Dreyfus Money Market Instruments, Inc. at December 31, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                          [Ernst and Young LLP signature logo]

New York, New York
February 1, 1996


DREYFUS MONEY MARKET INSTRUMENTS, INC., GOVERNMENT SECURITIES SERIES IMPORTANT TAX INFORMATION (UNAUDITED)
    For State individual income tax purposes, the Series hereby designates 54.36% of the ordinary income dividends paid during its fiscal year ended December 31, 1995 as attributable to interest income from direct obligations of the United States government. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.


[Dreyfus lion "d" logo]
DREYFUS MONEY MARKET
INSTRUMENTS, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903




Further information is contained
in the Prospectus, which must
precede or accompany this report.




Printed in U.S.A.                       008/060AR9512
[Dreyfus logo]
Money Market
Instruments, Inc.
Annual Report
December 31, 1995